UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2011

ADRENALINA
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-52675 (Commission File Number)	20-8837626 (IRS Employer Identification No.)

1250 E. Hallandale Beach Blvd
Suite 402
Hallandale, FL  33009
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 454-9978

501 Golden Isle Drive
Suite 204E
Hallandale, FL  33009
(Former name or former Address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Section 4- Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(b)  On June 16,  2011  Adrenalina engaged the firm of Goldstein Schecter Koch to serve as the Company’s independent auditor and independent public  accounting firm.  Goldstein Schecter Koch will audit the Company’s books and records for the years ended December 31, 2008, 2009 and 2010.   Goldstein Schecter Koch will also review the Company’s interim quarterly financial statements.

Goldstein Schecter Koch previously served as the Company’s independent auditor and independent public accounting firm  having audited the Company’s financial statements for the year ended December 31, 2007, the last year the Company prepared audited financial statements.

           Prior to the appointment of Goldstein Schecter Koch there was no discussion regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements.

Section9- Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit 16.1 Consent of Goldstein Schechter Koch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADRENALINA

Date: June 28, 2011
	By:	/s/ Ilia Lekach
Chief Executive Officer